                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1997 to July 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.


                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.


                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997


                                           Distribution Date: 8/15/97
                                           CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                           VE9 VF6
                                           Trust Account:  3335753-0

     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)                       $3,758,710.87

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for prior
         Payment Date                                                      .00

     (c) Sub-Pool HI Amount Available after giving effect to
         withdrawal of any Class HI: M-1 Interest Deficiency
         Amount, Class HI: M-2 Interest Deficiency Amount and
         Class HI: B-1 Interest Deficiency Amount for prior
         Payment Date                                             3,758,710.87

2. Aggregate Interest

     (a)  Class HI: A-1 Pass-through Rate       6.14%

     (b)  Class HI: A-1 Interest                                    225,971.23

     (c)  Class HI: A-2 Pass-through Rate       6.46%

     (d)  Class HI: A-2 Interest                                    152,348.33

     (e)  Class HI: A-3 Pass-through Rate       6.78%

     (f)  Class HI: A-3 Interest                                    196,083.25

3. Amount applied to Unpaid Class HI: A Interest Shortfall                 .00

4. Remaining Unpaid Class HI: A Interest Shortfall                         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-C
                                 MONTHLY REPORT
                                   JULY 1997
                                     Page 2

                                            Distribution Date: 8/15/97
                                            CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                            VE9 VF6
                                            Trust Account:  3335753-0

    PRINCIPAL

5.  Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a)   Scheduled Principal          329,897.60
     (b)   Principal Prepayments      2,196,490.21
     (c)   Liquidated Contracts                .00
     (d)   Repurchases                         .00
     (e)   Previously undistributed
           Principal Amounts                   .00

               Total Principal                            2,526,387.81


6. Pool Scheduled Principal Balance of Sub-Pool HI      132,018,895.29

7. Sub-Pool HI Senior Percentage for such Payment Date             100%

8. Class HI: A Principal Distribution:

     (a)   Class HI: A-1                                  2,526,387.81
     (b)   Class HI: A-2                                           .00
     (c)   Class HI: A-3                                           .00

9. Class HI: A Principal Balance:

     (a)   Class HI: A-1 Principal Balance               41,637,371.29
     (b)   Class HI: A-2 Principal Balance               28,300,000.00
     (c)   Class HI: A-3 Principal Balance               34,705,000.00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

10. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                          657,920.25

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-C
                                 MONTHLY REPORT
                                   JULY 1997
                                     Page 3

                                            Distribution Date: 8/15/97
                                            CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1
                                               VE9 VF6
                                            Trust Account:  3335753-0

     INTEREST

11.  Current Interest
       (a) Class HI: M-1 Pass-through Rate   7.12%
       (b) Class HI: M-1 Interest                                  64,970.00


12.  Amount applied to Unpaid Class HI: M-1 Interest Shortfall           .00

13.  Amount applied to Class HI: M-1 Interest Deficiency Amount          .00

14.  Remaining unpaid Class HI: M-1 Interest Deficiency Amount           .00

15.  Remaining Unpaid Class HI: M-1 Interest Shortfall                   .00

     PRINCIPAL


16.  Sub-Pool HI: Class M-1 Formula Principal Distribution Amount:


       (a)  Scheduled Principal               .00
       (b)  Principal Repayments              .00
       (c)  Liquidated Contracts              .00
       (d)  Repurchases                       .00
       (e)  Previously undistributed
            Principal Amounts                 .00


                    Total Principal                                      .00

17.  Pool Scheduled Principal Balance of Sub-Pool HI          132,018,895.29

18.  Sub-Pool HI Senior Percentage for such Payment Date                 100%

19.  Class HI: M-1 Principal Balance                                     .00

20.  Class HI: M-1 Principal Balance                           10,950,000.00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 4

                                 Distribution Date: 8/15/97
                                 CUSIP#: 393505 UZ3 VA7 VB5 VC3 VD1
                                 VE9 VF6
                                 Trust Account: 3335753-0

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

21. Sub-Pool HI Aggregate Liquidation Loss Principal Amount      .00

22. Class HI: M-1 Liquidation Loss Principal Amount              .00

23. Interest at Class HI: M-1 Pass-Through Rate on:

     (a)  Class HI: M-1 Liquidation Loss Principal Amount        .00
     (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
          Shortfall                                              .00

24. Amount applied to such interest                              .00

25. Liquidation Loss interest remaining unpaid                   .00

    CLASS HI: M-2 CERTIFICATES
    --------------------------

26. Sub-Pool HI Amount Available less the Class HI:
    A Distribution  Amount and Class HI: M-1 Distribution
    Amount (including Monthly Servicing Fee)              592,950.25

    INTEREST

27. Current Interest
     (a)  Class HI: M-2 Pass-Through Rate                       7.35%
     (b)  Class HI: M-2 Interest                           41,919.50

28. Amount applied to Unpaid Class HI: M-2 Interest Shortfall    .00

29. Amount applied to Class HI: M-2 Interest Deficiency Amount   .00

30. Remaining unpaid Class HI: M-2 Interest Deficiency Amount    .00

31. Remaining unpaid Class HI: M-2 Interest Shortfall            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 5

                                 Distribution Date:8/15/97
                                 CUSIP#: 393505 UZ3 VA7 VB5 VC3 VD1
                                 VE9 VF6
                                 Trust Account: 3335753-0

    PRINCIPAL

32. Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
     (a)  Scheduled Principal                  .00
     (b)  Principal Prepayments                .00
     (c)  Liquidated Contracts                 .00
     (d)  Repurchases                          .00
     (e)  Previously undistributed
          Principal Amounts                    .00

                          Total Principal                               .00

33. Pool Schedule Principal of Sub-Pool HI                   132,018,895.29

34. Sub-Pool HI Senior Percentage for such Payment Date                 100%

35. Class HI: M-2 Principal Distribution                                .00

36. Class HI: M-2 Principal Balance                            6,844,000.00

    INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37. Sub-Pool HI Aggregate Liquidation Loss Principal Amount             .00

38. Class HI: M-2 Liquidation Loss Principal Amount                     .00

39. Interest at Class HI: M-2 Pass-Through Rate on:

     (a)  Class HI: M-2 Liquidation Loss Principal Amount               .00
     (b)  Unpaid Class HI: M-2 Liquidation Loss
          Interest Shortfall                                            .00

40. Amount applied to such interest                                     .00

41. Liquidation Loss interest remaining unpaid                          .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 6

                                 Distribution Date: 8/15/97
                                 CUSIP#: 393505 UZ3 VA7 VB5 VC3 VD1
                                 VE9 VF6
                                 Trust Account: 3334953-0

    CLASS HI: B Principal Distribution Tests
    (tests must be satisfied on and after the Payment Date occurring in October 1999)

42. Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                          .08%

     (b)  Average Sixty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 2.5%)        .03%

43. Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Payment Date                                          .20%

     (b)  Average Thirty-Day Delinquency Ratio Test
          (arithmetic average of ratios for this month
          and two preceding months; may not exceed 5%)          .10%

44. Sub-Pool HI Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off Date
          Pool Principal Balance: may not exceed 9%)            .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 7

                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                 Trust Account:  3335753-0

45. Sub-Pool HI Current Realized Losses Test

     (a)  Current Realized Losses for current
          Payment Date                                            .00

     (b)  Current Realized Loss Ratio (total Realized Losses
          for most recent three months, multiplied By 4, divided
          by arithmetic average of Pool Scheduled Principal
          Balances for third preceding Remittance and for current
          Remittance Date; may not exceed 2.5%)                   .00%

46. Class HI: B Principal Balance Test

     (a)  Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
          Principal Balance for prior Payment Date (must equal or
          exceed 14.0%)                                          7.12%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47. Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and Class HI: M Distribution Amount (including Monthly
    Servicing Fee)                                         551,030.75

    INTEREST on Class HI: B-1 Principal Balance less Class HI: B-1 Liquidation Loss Principal Amount

48. Class HI: B-1 Pass-Through Rate                              7.26%

49. Current Interest                                        39,337.10

50. Amount applied to Unpaid Class HI: B-1 Interest Shortfall     .00

51. Amount applied to Class HI: B-1 Interest Deficiency Amount    .00

52. Remaining unpaid Class HI: B-1 Interest Deficiency Amount     .00

53. Remaining Unpaid Class HI: B-1 Interest Shortfall             .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-C
                                 MONTHLY REPORT
                                   JULY 1997
                                     Page 8

                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                 Trust Account:  3335753-0

     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00

                         Total Principal                                   .00

55.  Pool Scheduled Principal of Sub-Pool HI                    132,018,895.29

56.  Class HI: B Percentage for such Payment Date                            0%

57.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                    .00

58.  Class HI: B Principal Balance                                 9,582,524.00

59.  Class HI: B-1 Principal Balance                               6,502,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                        .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

          (a)  Class HI: B-1 Liquidation Loss Principal Amount              .00
          (b)  Unpaid Class HI: B-1 Liquidation Loss
               Interest Shortfall                                           .00

63.  Amount applied to such interest                                        .00

64.  Liquidation Loss interest remaining unpaid                             .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 9

                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                 Trust Account:  3335753-0

     CLASS HI: B-2 CERTIFICATES
65.  Remaining Sub-Pool HI Amount Available                                 511,693.65
     INTEREST

66.  Class HI: B-2 Pass-Through Rate                                 7.53%

67.  Current Interest                                                        19,330.29

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall                          .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                                  .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

          (a)    Scheduled Principal                                  .00
          (b)    Principal Prepayments                                .00
          (c)    Liquidated Contracts                                 .00
          (d)    Repurchases                                          .00
          (e)    Previously undistributed
                 Principal Amounts                                    .00

                         Total Principal                                                .00

71.  Pool Scheduled Principal Balance of Sub-Pool HI                         132,018,895.29

72.  Class HI: B Percentage for such Payment Date                                         0%

73.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                                             .00

74.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 10

                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                 Trust Account:  3335753-0

75.  Class HI: B-2 Liquidation Loss Principal Amount                      .00

76.  Class HI: B-2 Guaranty Payment                                       .00

77.  Class HI: B-2 Class HI:Principal Balance                    3,080,524.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount              .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                      .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount            .00
          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                  .00

81.  Amount applied to such interest                                      .00

82.  Liquidation Loss interest remaining unpaid                           .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                            .89542734
          (b)  Class HI: A-2 Pool Factor                           1.00000000
          (c)  Class HI: A-3 Pool Factor                           1.00000000
          (d)  Class HI: M-1 Pool Factor                           1.00000000
          (e)  Class HI: M-2 Pool Factor                           1.00000000
          (f)  Class HI: B-1 Pool Factor                           1.00000000
          (g)  Class HI: B-2 Pool Factor                           1.00000000

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-C
                                 MONTHLY REPORT
                                   JULY 1997
                                    Page 11

                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 UZ3 VA7 VB5 VC3 VD1 VE9 VF6
                                 Trust Account:  3335753-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     (a)  31-59 days             268,616.77      19
     (b)  60-89 days              74,906.19       4
     (c)  90 or more days         24,831.85       1

85.  Principal Balance of Defaulted Contracts                                .00

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                          0                          .00

87.  Number of Loans Remaining                                             7,288

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable        0                          .00

89.  FHA Insurance reserve amount                                  89,430,178.06

90.  Amount received from FHA Insurance                                      .00


Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 12



                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                          VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0



     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                           4,078,599.06

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                              .00


     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest Deficiency
          Amount and Class HE: B-1 Interest Deficiency Amount
          for prior Payment Date                           4,078,599.06

     INTEREST

2.   Aggregate Interest

          (a)  Class HE: A-1ARM Pass-Through Rate 5.91969%
          (b)  Class HE: A-1 Interest                        106,452.31
          (c)  Class HE: A-1 Pass-Through Rate       5.88%
          (d)  Class HE: A-1 Interest                         74,768.15
          (e)  Class HE: A-2 Pass-Through Rate       6.38%
          (f)  Class HE: A-2 Interest                        322,190.00
          (g)  Class HE: A-3 Pass-Through Rate       6.88%
          (h)  Class HE: A-3 Interest                        141,659.20
          (i)  Class HE: A-4 Pass-Through Rate       6.82%
          (j)  Class HE: A-4 Interest                        113,666.67

3.   Amount applied to Unpaid Class HE: A Interest Shortfall        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 13


                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                          VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0


4. Remaining Unpaid Class HE: A Interest Shortfall                     .00

     PRINCIPAL

5. Class HE: A-1ARM Formula Principal Distribution Amount:
   (Lesser of Class HE: A-1 ARM Principal Balance or sum of (a)-(f))

          (a)  Scheduled Principal                15,924.44
          (b)  Principal Prepayments             180,044.40
          (c)  Liquidated Contracts                     .00
          (d)  Repurchases                              .00
          (e)  Clause (v) of definition                 .00
          (f)  March 2027 Payment Date:
               Scheduled Principal Balance of
               Adjustable Rate Contracts                .00

                         Total Principal                        195,968.84

6. Sub-Pool HE: Class A Formula Principal Distribution Amount:

          (a)  Scheduled Principal               167,641.82
          (b)  Principal Prepayments           1,847,677.50
          (c)  Liquidated Contracts                     .00
          (d)  Repurchases                              .00
          (e)  Previously undistributed
               Principal amount                         .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount            .00

                         Total Principal                      2,015,319.32

7. Pool Scheduled Principal Balance of Sub-Pool HE          162,388,726.43
   Scheduled Principal Balance of Adjustable Rate
   Contracts                                                 20,687,225.45

8. Sub-Pool HE Senior Percentage for such Payment Date                 100%

9. Class HE: A-6 Lockout Percentage for such Payment Date              100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 14


                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                          VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0


10.  Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                   195,968.84
     (b)  Class HE: A-6 Lockout Remittance Amount                   .00

     (c)  Balance of Sub-Pool HE Senior Percentage of Sub-
          Pool HE Formula Principal Distribution Amount:

          (i)   Class HE: A-1                              2,015,319.32
          (ii)  Class HE: A-2                                       .00
          (iii) Class HE: A-3                                       .00
          (iv)  Class HE: A-4                                       .00
          (v)   Class HE: A-5                                       .00
          (vi)  Class HE: A-6                                       .00

11.  Class HE: A Principal Balance:

          (a)   Class HE: A-1ARM Principal Balance        20,687,225.45
          (b)   Class HE: A-1 Principal Balance           13,243,485.98
          (c)   Class HE: A-2 Principal Balance           60,600,000.00
          (d)   Class HE: A-3 Principal Balance           24,708,000.00
          (e)   Class HE: A-4 Principal Balance           20,000,000.00

     CLASS HE: M-1 CERTIFICATES
     --------------------------

12.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)  1,108,574.57

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 15


                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1,VN9,VP4,VQ2
                                 Trust Account:  3335753-0


     INTEREST on Class HE: M-1 Principal Balance less Call HE: M-1 Liquidation Loss Principal Amount

13.  Current Interest
          (a)  Class HE: M-1 Pass-Through Rate  7.29%
          (b)  Class HE: M-1 Interest                            55,252.13

14.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall         .00

15.  Amount applied to Class HE: M-1 Interest Deficiency Amount        .00

16.  Remaining unpaid Class HE: M-1 Interest Deficiency Amount         .00

17.  Remaining unpaid Class HE: M-1 Interest Shortfall                 .00

     PRINCIPAL

18.  Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount     .00

                         Total Principal                               .00


19.  Pool Scheduled Principal Balance of Sub-Pool HE        162,388,726.43
     Scheduled Principal Balance of Adjustable Rate
     Contracts                                               20,687,225.45

20.  Sub-Pool HE Senior Percentage for such Payment Date               100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 16

                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0

21.  Class HE: M-1 Principal Distribution                              .00

22.  Class HE: M-1 Principal Balance                          9,095,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount           .00

24.  Class HE: M-1 Liquidation Loss Principal Amount                   .00

25.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss
               Principal Amount                                        .00

          (b)  Unpaid Class HE: M-1 Liquidation Loss
               Interest Shortfall                                      .00

26.  Amount applied to such interest                                   .00

27.  Liquidation Loss interest remaining unpaid                        .00

     CLASS HE: M-2 CERTIFICATES
     --------------------------

28.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                 1,053,322.44

     INTEREST on Class HE: M-2 Principal Balance less Class HE:
     M-2 Liquidation Loss Principal Amount

29.  Current Interest
          (a)  Class HE: M-2 Pass-Through Rate  7.43%
          (b)  Class HE: M-2 Interest                            35,831.18


30.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall         .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-C
                                 MONTHLY REPORT
                                   JULY 1997
                                    Page 17



                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                              VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0

31.  Amount applied to Class HE: M-2 Interest Deficiency Amount         .00

32.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount          .00

33.  Remaining unpaid Class HE: M-2 Interest Shortfall                  .00
     PRINCIPAL

34.  Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

          (a)    Scheduled Principal            .00
          (b)    Principal Prepayments          .00
          (c)    Liquidated Contracts           .00
          (d)    Repurchases                    .00
          (e)    Previously undistributed
                 Principal Amounts              .00
          (f)    Less Class HE: A-1ARM Formula
                 Principal Distribution Amount  .00

                         Total Principal        .00

35.  Pool Scheduled Principal of Sub-Pool HE                 162,388,726.43
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                           20,687,225.45

36.  Sub-Pool HE Senior Percentage for such Payment Date               100%

37.  Class HE: M-2 Principal Distribution                               .00

38.  Class HE: M-2 Principal Balance                           5,787,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount            .00

40.  Class HE: M-2 Liquidation Loss Principal Amount                    .00


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-C
                                 MONTHLY REPORT
                                   JULY 1997
                                    Page 18


                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1 VN9 VP4 VQ2
                           Trust Account:  3335753-0

41.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a) Class HE: M-2 Liquidation Loss Principal Amount           .00

          (b) Unpaid Class HE: M-2 Liquidation Loss Interest
              Shortfall                                                 .00

42.  Amount applied to such interest                                    .00

43.  Liquidation Loss interest remaining unpaid                         .00

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 1999)

44.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Payment Date          .12%

     (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 2.5%)                                  .04%

45.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Payment Date        1.27%

     (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5%)                                    .48%

46.  Sub-Pool HE Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Payment Date
         (as a percentage of Cut-Off Date Pool Principal
         Balance; may not exceed 9%)                                   .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 19


                                             Distribution Date: 8/15/97
                                             CUSIP#: 393505 VG4 VH2 VJ8 VK5 VL3
                                             VM1 VN9 VP4 VQ2
                           Trust Account: 3335753-0

47.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date                   .00

     (b)  Current Realized Loss Ratio (total Realized Losses
          for most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance
          and for current Remittance Date; may not exceed 2%)               .00%

48.  Class HE: B Principal Test

     (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
          Principal Balance for prior Payment Date (must equal
          or exceed 10%)                                                   5.02%

     CLASS HE:B-1 CERTIFICATES
     -------------------------

49.  Sub-Pool HE Amount Available less the Class HE: A
     Distribution Amount and Class HE: M Distribution Amount
     (including Monthly Servicing Fee)                              1,017,491.26

     INTEREST

50.  Class HE: B-1 Pass-Through Rate                                       7.54%

51.  Current Interest                                                  36,361.65

52.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall               .00

53.  Amount applied to Class HE: B-1 Interest Deficiency Amount              .00

54.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount               .00

55.  Remaining Unpaid Class HE: B-1 Interest Shortfall                       .00

     PRINCIPAL

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 20


                                             Distribution Date: 8/15/97
                                             CUSIP#: 393505 VG4 VH2 VJ8 VK5 VL3
                                             VM1 VN9 VP4 VQ2
                           Trust Account: 3335753-0

56.  Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

          (a)  Scheduled Principal            .00
          (b)  Principal Prepayments          .00
          (c)  Liquidated Contracts           .00
          (d)  Repurchases                    .00
          (e)  Previously undistributed
               Principal Amounts              .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount  .00

                    Total Principal                                          .00

57.  Pool Scheduled Principal of Sub-Pool HE                      162,388,726.43
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                                20,687,225.45

58.  Class HE: B Percentage for such Payment Date                             0%

59.  Class HE: B Percentage of Formula Principal
     Distribution Amount                                                      0%

60.  Class HE: B Principal Balance                                  8,268,015.00

61.  Class HE: B-1 Principal Balance                                5,787,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                 .00

63.  Class HE: B-1 Liquidation Loss Principal Amount                         .00

64.  Interest at Class HE: B-1 Pass-Through Rate on:

     (a)  Class HE: B-1 Liquidation Loss Principal Amount                    .00
     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall           .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 21


                                              Distribution Date: 8/15/97
                                              CUSIP#: 393505 VG4 VH2 VJ8 VK5 VL3
                                              VM1 VN9 VP4 VQ2
                           Trust Account: 3335753-0

65.  Amount applied to such interest                                         .00

66.  Liquidation Loss interest remaining unpaid                              .00

     CLASS HE: B-2 CERTIFICATES

67.  Remaining Sub-Pool HE Amount Available                           981,129.61

     INTEREST

68.  Class HE: B-2 Pass-Through Rate                                       7.59%

69.  Current Interest                                                  15,692.42

70.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall               .00

71.  Remaining Unpaid Class HE: B-2 Interest Shortfall                       .00

     PRINCIPAL

72.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal            .00
          (b)  Principal Prepayments          .00
          (c)  Liquidated Contracts           .00
          (d)  Repurchases                    .00
          (e)  Previously undistributed
               Principal Amounts              .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount  .00

                    Total Principal                                          .00

73.  Pool Scheduled Principal Balance of Sub-Pool HE              162,388,726.43

74.  Class HE: B Percentage for such Payment Date                             0%

                       GREEN TREE FINANCIAL CORPORATION

             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 22



                                 Distribution Date: 8/15/97
                                 CUSIP#:  393505 VG4 VH2 VJ8 VK5 VL3
                                 VM1 VN9 VP4 VQ2
                                 Trust Account:  3335753-0



75.  Class HE: B Percentage of Formula Principal Distribution
     Amount                                                                 .00%

76.  Current Principal (Class HE: B Percentage of Formula
     Principal Distribution Amount less
     Class HE: B-1 Principal Balance)                                       .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

78.  Class HE: B-2 Guaranty Payment                                         .00

79.  Class HE: B-2 Principal Balance                               2,481,015.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount                .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

     (a) Class HE: B-2 Liquidation Loss Principal Amount                    .00
     (b) Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall           .00

83.  Amount applied to such interest                                        .00

84.  Liquidation Loss interest remaining unpaid                             .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 23



                                             Distribution Date: 8/15/97
                                             CUSIP#: 393505 VG4 VH2 VJ8 VK5 VL3
                                             VM1 VN9 VP4 VQ2
                                             Trust Account: 3335753-0

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

85.  Sub-Pool HE Pool Factors


          (a)  Class HE: A-1ARM Pool Factor                            .99010364
          (b)  Class HE: A-1 Pool Factor                               .82771787
          (c)  Class HE: A-2 Pool Factor                              1.00000000
          (d)  Class HE: A-3 Pool Factor                              1.00000000
          (e)  Class HE: A-4 Pool Factor                              1.00000000
          (f)  Class HE: A-5 Pool Factor                              1.00000000
          (g)  Class HE: A-6 Pool Factor                              1.00000000
          (h)  Class HE: M-1 Pool Factor                              1.00000000
          (i)  Class HE: M-2 Pool Factor                              1.00000000
          (j)  Class HE: B-1 Pool Factor                              1.00000000
          (k)  Class HE: B-2 Pool Factor                              1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     Total HE
     (a)  31-59 days       1,887,739.57  29
     (b)  60-89 days          61,236.53   3
     (c)  90 or more days    129,516.04   2

     Adjustable Rate
     (a)  31-59 days         173,352.30   3
     (b)  60-89 days                .00   0
     (c)  90 or more days           .00   0

87.  Principal Balance of Defaulted Contracts

     Total HE Fixed Contracts                                                .00
     Adjustable Rate Contracts                                               .00

88.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Contracts                   0                                  .00
     Adjustable Rate Contracts            0                                  .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-C
                                MONTHLY REPORT
                                   JULY 1997
                                    Page 24


                                             Distribution Date: 8/15/97
                                             CUSIP#: 393505 VG4 VH2 VJ8 VK5 VL3
                                             VM1 VN9 VP4 VQ2
                           Trust Account: 3335753-0

89.  Number of Loans Remaining

     Total HE Contracts                          2,696
     Adjustable Rate Contracts                     199

90.  Number of Principal Balance of Contracts
     with FHA Claims finally rejected, or no
     FHA claim was submitted because FHA
     Insurance was unavailable                       0                       .00

91.  FHA Insurance reserve amount                                  89,430,178.06

92.  Amount received from FHA Insurance                                      .00

     CLASS HE: C CERTIFICATES
     ------------------------

93.  Monthly Servicing Fee                                            186,965.81

94.  Guarantee Fee                                                    747,863.24

95.  Class C Residual Payment                                         522,971.49

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.